                                                                 Exhibit 24(b)





                    MODIFIED GUARANTEED ANNUITY CONTRACTS
                       TRAVELERS TARGET MATURITY (TTM)


                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS:


        That I, GEORGE C. KOKULIS of Simsbury, Connecticut, Director, President and Chief Executive Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for modified guaranteed annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

        IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of December 2000.


                              /s/George C. Kokulis
                              Director, President and Chief Executive Officer The Travelers Insurance Company

                    MODIFIED GUARANTEED ANNUITY CONTRACTS
                          TRAVELERS TARGET MATURITY
                                     TTM


                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS:


        That I, GLENN D. LAMMEY of Simsbury, Connecticut, Director, Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for modified guaranteed annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

        IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of December 2000.


                               /s/Glenn D. Lammey
                               Director, Chief Financial Officer,
                               Chief Accounting Officer and Controller
                               The Travelers Insurance Company


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                    MODIFIED GUARANTEED ANNUITY CONTRACTS
                          TRAVELERS TARGET MATURITY
                                     TTM


                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS:


        That I, MARLA BERMAN LEWITUS of Marlborough, Massachusetts, a Director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for modified guaranteed annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

        IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of December 2000.


                             /s/Marla Berman Lewitus
                             Director
                             The Travelers Insurance Company

                    MODIFIED GUARANTEED ANNUITY CONTRACTS
                          TRAVELERS TARGET MATURITY
                                     TTM


                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS:


        That I, KATHERINE M. SULLIVAN of Longmeadow, Massachusetts, a Director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for modified guaranteed annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

        IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of December 2000.

                            /s/Katherine M. Sullivan
                            Director
                            The Travelers Insurance Company